UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/12/2012

Cytec Industries Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-12372

Delaware	22-3268660
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Five Garret Mountain Plaza

Woodland Park, NJ 07424

(Address of principal executive offices, including zip code)

(973) 357-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement

On April 12, 2012, Cytec UK Holdings Ltd. (“Cytec UK”), a private limited company incorporated in England and Wales which is indirectly wholly-owned by Cytec Industries Inc. (“Cytec”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “City Code”) disclosing that Cytec UK and the Board of Umeco plc, a public limited company incorporated in England and Wales (“Umeco”) had agreed on the terms of a recommended cash offer of 550 pence per share (the “Offer”) to be made by Cytec UK for the acquisition of the entire issued and to be issued share capital of Umeco. The Offer values Umeco’s issued and to be issued share capital at approximately £274 million (approximately $439 million based upon an exchange rate of 1.60 (the “Offer Consideration”)). The acquisition is to be effected by way of a scheme of arrangement under UK law which requires the approval of a UK court and approval of a majority of Umeco’s shareholders in number present in person or by proxy at the Court meeting representing at least 75% of the votes cast. The scheme is also subject to receipt of certain regulatory approvals and other customary conditions. The transaction is expected to close in the third quarter of 2012.

In connection with the Offer, Cytec and Cytec UK, have entered into an agreement (the “Barclays Agreement”) with Barclays Bank PLC, acting as financial advisor (“Barclays”), to provide Barclays with certain assurances, confirmations and undertakings in support of the Offer, to enable Barclays to confirm that sufficient cash resources are available to Cytec UK to satisfy in full the Offer Consideration, and to permit Barclays to fulfill its responsibilities under the City Code. Cytec’s responsibilities under the Barclays Agreement include effectively restricting the use of the funds required to satisfy the sterling amount of the consideration payable under the Offer (including provisioning for exchange rate movements) until the earlier of the Offer completion or termination. Cytec drew down $210 million from its existing revolving credit facility for the purposes of funding the Offer, such amount being subject to the aforementioned restrictions.

The foregoing summary of the Offer and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rule 2.7 Announcement, which is attached as Exhibit 99.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition

See information contained in the press release dated April 12, 2012 (“Press Release”) furnished herewith as Exhibit 99.2.

Item 8.01.	Other Events.

On April 12, 2012, Cytec will hold an investor conference call in connection with the Offer, Press Release and the transactions described therein. A copy of the Press Release and the slides to be referenced on the investor conference call are attached hereto as Exhibits 99.2 and 99.3, respectively. The information contained in Exhibits 99.2 and 99.3 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Rule 2.7 Announcement

99.2	Press Release, dated April 12, 2012

99.3	Investor slides

Forward Looking Statements

This Current Report on Form 8-K and the other documents referenced therein may contain certain “forward-looking statements” (including “forward-looking statements” within the meaning of the US Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of Umeco or Cytec and certain plans and objectives of the board of Cytec. All statements other than statements of historical or current facts included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “will”, “may”, “should”, “would”, “could” or other words or terms of similar meaning. Forward-looking statements include, among others, statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of Cytec’s or Umeco’s operations and potential synergies resulting from the acquisition; (iii) the effects of government regulation on Cytec’s or Umeco’s business; (iv) Cytec or any of our segments outlook for the future, anticipated results of acquisitions and divestitures, selling price and raw material cost trends, anticipated changes in currency rates and their effects, economic forces within the industry we operate, anticipated costs, target completion dates and expenditures for capital projects, expected sales growth, operational excellence strategies and their results, expected annual tax rates, our long-term goals, environmental remediation costs, future legal settlements, claims and judgments; and (v) other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Such statements are based upon our current beliefs and expectations and are subject to significant risks and uncertainties including those stated below and elsewhere in this Current Report on Form 8-K. Actual results may vary materially from those set forth in the forward-looking statements.

The following factors, among others, could affect our anticipated results: our ability to successfully complete planned or ongoing restructuring and capital expansion projects, including realization of the anticipated results from such projects; our ability to successfully conclude changes to our business portfolio through acquisitions and divestitures; our ability to maintain or improve current ratings on our debt; our ability to obtain financing or borrow fully against committed lines, changes in financial conditions or the financial status of our existing lenders markets; changes in global and regional economies; the financial well-being of our customers and the end consumers of our products; changes in demand for our products or in the quality, costs and availability of our raw materials and energy; customer inventory reductions; the actions of competitors; currency and interest rate fluctuations; technological change; our ability to renegotiate expiring long-term contracts; our ability to raise our selling prices when our product costs increase; changes in employee relations, possible strikes or work stoppages at our facilities or at the facilities of our customers or suppliers; new laws and regulations or changes in their interpretation, including those related to taxation, global warming and those particular to the purchase, sale, storage and manufacture of chemicals or operation of chemical plants; governmental funding for those military programs that utilize our products; litigation, including its inherent uncertainty and changes in the number or severity of various types of claims brought against us and changes in the laws applicable to these claims; quality problems; difficulties in plant operations and materials transportation, including those caused by hurricanes or other natural forces; short or long term climate changes; environmental matters; returns on employee benefit plan assets and changes in the discount rates used to estimate employee benefit liabilities; changes in the medical cost trend rate; changes in accounting principles or new accounting standards; political instability or adverse treatment of foreign operations in any of the significant countries in which we or our customers operate; war, terrorism or sabotage; epidemics; and other unforeseen circumstances. Unless indicated otherwise, the terms “Cytec,” “Company,” “we,” “us,” and “our” each refer collectively to Cytec Industries Inc. and its subsidiaries.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this Current Report on Form 8-K. Cytec assumes no obligation to update or correct the information contained in this Current Report on Form 8-K except as required by applicable law.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Offer or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.

Date: April 12, 2012	By:	/s/ Roy Smith
Roy Smith
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Rule 2.7 Announcement

99.2	Press Release, dated April 12, 2012

99.3	Investor slides